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Exhibit 24.1

POWER OF ATTORNEY

        We, the undersigned officers and directors of Genzyme Corporation, hereby severally constitute and appoint Henry A. Termeer, Michael S. Wyzga, Evan M. Lebson and Peter Wirth, each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign (i) one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such Registration Statement or Registration Statements, for the registration of shares Genzyme General Division stock for resale from time to time by stockholders of Myosix S.A. and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, all in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

        This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 1st day of July, 2003.

Signature	Title

/s/ HENRI A. TERMEER Henri A. Termeer	Director and Principal Executive Officer
/s/ MICHAEL S. WYZGA Michael S. Wyzga	Principal Financial and Accounting Officer
/s/ CONSTANTINE E. ANAGNOSTOPOULOS Constantine E. Anagnostopoulos	Director
/s/ DOUGLAS A. BERTHIAUME Douglas A. Berthiaume	Director
/s/ HENRY E. BLAIR Henry E. Blair	Director
/s/ ROBERT J. CARPENTER Robert J. Carpenter	Director
/s/ CHARLES L. COONEY Charles L. Cooney	Director
/s/ VICTOR J. DZAU Victor J. Dzau	Director
/s/ CONNIE MACK III Connie Mack III	Director

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  Exhibit 24.1
POWER OF ATTORNEY